Exhibit 99.4
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                                                                  EXECUTION COPY


                        RECONSTITUTED SERVICING AGREEMENT


     THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of May, 2004, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Brothers Holdings"), and CHASE MANHATTAN MORTGAGE CORPORATION, a New Jersey corporation (the "Servicer" or the "Company"), having an office at 300 Tice Boulevard, Woodcliff Lake, New Jersey 07675, recites and provides as follows:

                                    RECITALS

     WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain fixed and adjustable rate, conventional loans from the Servicer, which such mortgage loans were either originated or acquired by the Servicer pursuant to the Master Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of April 1, 2004 (the "Sale and Servicing Agreement"), and annexed as Exhibit B hereto.

     WHEREAS, pursuant to an Assignment and Assumption Agreement, dated May 1, 2004 (the "Assignment and Assumption Agreement"), annexed as Exhibit E hereto, Lehman Brothers Holdings acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the Sale and Servicing Agreement and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the Master Mortgage Loan Purchase Agreement.

     WHEREAS, Lehman Brothers Holdings has conveyed certain mortgage loans as identified on Exhibit C hereto (the "Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Mortgage Loans to Citibank, N.A., as trustee (the "Trustee"), pursuant to a trust agreement, dated as of May 1, 2004 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), and SASCO.

     WHEREAS, the Mortgage Loans are currently being serviced by the Servicer for Lehman Brothers Holdings pursuant to the Sale and Servicing Agreement.

     WHEREAS, Lehman Brothers Holdings desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of Lehman Brothers Holdings (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder as permitted under Section 10.02 of the Sale and Servicing Agreement, as amended hereby and subject to the other conditions set forth herein.

     WHEREAS, Lehman Brothers Holdings and the Servicer agree that the provisions of the Sale and Servicing Agreement shall continue to apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as

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such Mortgage Loans remain subject to the provisions of the Trust Agreement and until the Transfer Date.

     WHEREAS, Lehman Brothers Holdings and the Servicer agree that if a successor servicer is appointed pursuant to the terms of this Agreement, the Servicer shall no longer service the Mortgage Loans and shall transfer servicing of the Mortgage Loans to the successor servicer designated by Lehman Brothers Holdings herein.

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

     WHEREAS, Lehman Brothers Holdings and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Brothers Holdings and the Servicer hereby agree as follows:

                                    AGREEMENT

     1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Sale and Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Sale and Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

     2. Custodianship. The parties hereto acknowledge that Wells Fargo Bank, National Association will act as custodian of the Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated May 1, 2004, between Wells Fargo Bank, National Association and the Trustee.

     3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Sale and Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Sale and Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

     4. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2004-12H Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Brothers Holdings under the Sale and Servicing Agreement to enforce the obligations of the Servicer under the Sale and Servicing Agreement and the term "Initial Purchaser" or "Purchaser" as used in the Sale and Servicing Agreement in connection with any rights of the Initial Purchaser or Purchaser shall refer to the Trust Fund or, as the

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context requires, the Master Servicer acting in its capacity as agent for the
Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 9.01 of the Sale and Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Brothers Holdings under the Sale and Servicing Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

     5. Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto. The Servicer hereby restates as of the Closing Date the representations and warranties made in Section 3.01.

     6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

     All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

     Aurora Loan Services Inc.
     2530 South Parker Road
     Suite 601
     Aurora, Colorado  80014
     Attention:  E. Todd Whittemore, Master Servicing, SASCO 2004-12H
     Telephone:  (303) 632-3422
     Telecopier:  (303) 632-3123

     All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

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     JPMorgan Chase Bank
     New York, New York
     ABA#:  021-000-021
     Account Name:       Aurora Loan Services Inc., Master Servicing Payment
                         Clearing Account
     Account No.:  066-611059
     Beneficiary:  Aurora Loan Services Inc.
     For further credit to:  SASCO 2004-12H

     All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

     Citibank, N.A.
     111 Wall Street
     14th Floor, Zone 3
     New York, New York 10005
     Attention:  Structured Finance-SASCO 2004-12H
     Telephone:  212-657-7781
     Facsimile:  212-657-4009

     All notices required to be delivered to Lehman Brothers Holdings hereunder shall be delivered to Lehman Brothers Holdings at the following address:

     Lehman Brothers Holdings Inc.
     745 Seventh Avenue, 7th Floor
     New York, New York  10019
     Attention:  Leslee Gelber
     Telephone:  (212) 526-5861
     E-mail:  lgelber@lehman.com

     With a copy to:
     Morgan, Lewis & Bockius LLP
     1701 Market Street
     Philadelphia, PA 19103
     Attention:  Steven J. Molitor, Esq.

     All notices required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

     Chase Manhattan Mortgage Corporation
     300 Tice Boulevard
     Woodcliff Lake, NJ 07675
     Attention:  Michael D. Katz

     with a copy to:

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     General Counsel
     Chase Manhattan Mortgage Corporation
     343 Thornall Street
     Edison, NJ 08837

     7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

     8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

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     Executed as of the day and year first above written.

                                    LEHMAN BROTHERS HOLDINGS INC.,
                                       as Seller



                                    By:
                                       -----------------------------------------
                                       Name:  Bradford Andres
                                       Title: Authorized Signatory


                                    CHASE MANHATTAN MORTGAGE
                                       CORPORATION, as Servicer and successor to Chase Mortgage Company


                                    By:
                                       -----------------------------------------
                                       Name:    Christopher G. Schmidt
                                       Title:   Vice President

ACKNOWLEDGED BY:

AURORA LOAN SERVICES INC.,
   as Master Servicer


By:
   -----------------------------------------
   Name:    E. Todd Whittemore
   Title:   Executive Vice President

CITIBANK, N.A.,
   as Trustee


By:
   -----------------------------------------
   Name:    Karen Schluter
   Title:   Assistant Vice President

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                                    EXHIBIT A

                Modifications to the Sale and Servicing Agreement


1. Unless otherwise specified herein, any provisions of the Sale and Servicing Agreement, including definitions, relating to Whole-Loan Transfers, Pass-Through Transfers, Closing Dates, Cut-off Dates and First Remittance Dates shall be disregarded. Unless otherwise specified herein, for purposes of this Agreement, the exhibits to the Sale and Servicing Agreement and all references to such exhibits shall also be disregarded.

2. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

                  "Custodial Agreement" means the Trust Agreement.

3. The definition of "Eligible Investments" in Article I is hereby added after the definition of Eligible Institution to read as follows:

                  "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                           (i) direct obligations of, and obligations fully
                  guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                           (ii) federal funds, or demand and time deposits in,
                  certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                           (iii) repurchase agreements collateralized by Direct
                  Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any

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                  registered broker/dealer subject to Securities Investors'
                  Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                           (iv) securities bearing interest or sold at a
                  discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

                           (v) commercial paper (including both
                  non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                           (vi) a Qualified GIC;

                           (vii) certificates or receipts representing direct
                  ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                           (viii) any other demand, money market, common trust
                  fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then-current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement and (z) services performed for such funds and pursuant to this Agreement may converge at any time, provided, however, that no such instrument shall be an Eligible Investment

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                  if such instrument evidences either (1) a right to receive only interest payments with respect to the obligations underlying such instrument or (2) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

4. The definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "GAAP" and to read as follows:

                  "Ginnie Mae": The Government National Mortgage Association, or any successor thereto.

5. The definition of "Monthly Advance" is hereby amended to read as follows:

                  "Monthly Advance": With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Seller, to be recoverable from collections or other recoveries in respect of such Mortgage Loan.

6. The definition of "Mortgage Loan" in Article I is hereby amended in its entirety to read as follows:

                  "Mortgage Loan": An individual Mortgage Loan which has been purchased from the Seller by Lehman Brothers Holdings and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

7. The definition of "Mortgage Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

                  "Mortgage Loan Schedule": The schedule of Mortgage Loans attached as Exhibit C to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Seller by Lehman Brothers Holdings pursuant to the Sale and Servicing Agreement.

8. The definition of "Qualified GIC" in Article I is hereby added to immediately follow the definition of "Qualified Appraiser" and to read as follows:

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                  "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                           (a) be an obligation of an insurance company or other
                  corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                           (b) provide that the Seller may exercise all of the
                  rights under such contract or surety bond without the necessity of taking any action by any other Person;

                           (c) provide that if at any time the then-current
                  credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Seller, the Seller shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                           (d) provide that the Seller's interest therein shall
                  be transferable to any successor Seller or the Master Servicer hereunder; and

                           (e) provide that the funds reinvested thereunder and
                  accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

9. The parties hereto acknowledge that the Mortgage Loans are in the custody of the Custodian as described in the Custodial Agreement and the Trust Agreement.

10. Section 4.01 (Seller to Act as Servicer) is hereby amended by replacing the first, second and third paragraphs thereof with the following:


                           From the date of origination of the related Mortgage
                  Loans to the related Closing Date, the Seller shall have serviced the related Mortgage Loans in accordance with the Applicable Requirements. From and after the related Closing Date, the Seller, as an independent contractor, shall service and administer the Mortgage Loans pursuant to this Agreement and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

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                           Consistent with the terms of this Agreement, the
                  Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Seller, imminent and the Seller has obtained the prior written consent of the Purchaser or the Master Servicer) the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. With respect to a Reconstitution Agreement, in the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Seller shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with
                  Section 4.04, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. With the approval of the Master Servicer, the Seller shall be entitled to reimbursement for such advances only to the same extent as for Monthly Advances made pursuant to Section 5.03 hereunder. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Seller, the Purchaser shall furnish the Seller with any powers of attorney and other documents necessary or appropriate to enable the Seller to carry out its servicing and administrative duties under this Agreement.

                           Promptly after the execution of any assumption,
                  modification, consolidation or extension of any Mortgage Loan, the Seller shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Seller shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or
                  Section 860G(d) of the Code.

                           In servicing and administering the Mortgage Loans,
                  the Seller shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage

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                  loans for its own account, giving due consideration to the
                  Applicable Requirements where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Seller.

                           Absent written consultation and approval by the
                  Purchaser, as specified in this Section 4.01, the Seller may take actions relative to the servicing and administration of the Mortgage Loans that are consistent with the Applicable Requirements.

11. The parties hereto acknowledge that (i) the Custodial Account referenced in Section 4.04 shall be titled "Chase Manhattan Mortgage Corporation in trust for the SASCO 2004-12H Trust Fund" and (ii) references to the Cut-off Date shall mean the close of business on May 1, 2004. The parties hereto agree that all funds in such accounts shall be invested in Eligible Investments to the extent invested.

12. The parties hereto acknowledge that (i) the Escrow Account referenced in Section 4.06 shall be titled "Chase Manhattan Mortgage Corporation in trust for the SASCO 2004-12H Trust Fund." The parties hereto agree that all funds in such accounts shall be invested in Eligible Investments to the extent invested.

13. Section 4.13 (Title, Management and Disposition of REO Property) is hereby amended by (i) adding two new paragraphs after the second paragraph thereof to read as follows:

                  In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Seller shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Seller has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Seller has received such an extension, then the Seller shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Seller has not received such an extension and the Seller is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Seller has received such an extension, and the Seller is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Seller shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Seller) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Seller which would enable the Seller, on behalf of the Trust Fund, to request such grant

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         of extension.

                  Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Seller has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

                  (ii) adding the following to the end of such Section:

                  Prior to acceptance by the Seller of an offer to sell any REO Property, the Seller shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Seller in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Seller shall not proceed with such sale.

14. Section 5.02 (Statements to the Purchaser) is hereby amended and restated in its entirety as follows:

         Section 5.02 Statements to the Master Servicer.

                  Not later than the tenth calendar day of each month, the Seller shall furnish to the Master Servicer (a) a monthly remittance and reporting format in the format currently being used and agreed upon by the Seller and by the Master Servicer as to the accompanying remittance and the period ending on the last day of the preceding Determination Date and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

                  Beginning with calendar year 2005, the Seller shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2004 and the portion of subsequent tax years for which the Seller has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

15. Section 5.03 (Monthly Advances by the Seller) is hereby amended and restated in its entirety as follows:

                  Section 5.03 Monthly Advances by the Seller.

                  On the Business Day immediately preceding each Remittance Date, the Seller shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used to make Monthly Advances shall be replaced by the Seller by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Trust Fund required to be made on such Remittance Date. The Seller's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan unless the Seller deems such Monthly Advances to be unrecoverable, as evidenced by an Officer's Certificate of the Seller delivered to the Master Servicer.

16. Section 6.03 (Servicing Compensation) is hereby amended by adding the following sentence at the end of such Section:

                           The Seller shall be required to pay all expenses
                  incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

17.      Section 6.04 (Annual Statement as to Compliance) is hereby amended by
         (i) replacing "Purchaser" with "Lehman Brothers Holdings and Master Servicer" in paragraph (a) and (ii) restating paragraph (b) in its entirety to read as follows:

                  (b) By March 15th of each year (or if not a Business Day, the immediately preceding Business Day), commencing with March 15, 2005, an officer of the Seller shall execute and deliver an Officer's Certificate in the form of Exhibit D attached hereto, signed by an officer of the Seller, to the Master Servicer and the Depositor for the benefit of such Master Servicer and such Depositor and their respective officers, directors and affiliates.

18. Section 6.05 (Annual Independent Certified Public Accountants' Servicing Report) is hereby amended by replacing "Purchaser" with "Lehman Brothers Holdings and Master Servicer."

19. The parties hereto acknowledge that Section 6.07 (Annual Officer's Certificate) shall be inapplicable to this Agreement.

20. Sections 8.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

                           The Seller shall indemnify the Trust Fund, the
                  Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that any of such parties may sustain directly resulting from the failure of the Seller to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Seller immediately shall notify Lehman Brothers Holdings, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Seller shall follow any written instructions received from the Trustee in connection with such claim. The Trustee, from the assets of the Trust Fund, promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Seller to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                           The Trust Fund shall indemnify the Seller and hold it
                  harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Seller may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

                           In the event a dispute arises between an indemnified
                  party and the Seller with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

21.      Section 9.01 (Events of Default) is hereby amended as follows:

         (a) Amending Subsection 9.01(vi) in its entirety to read as follows:
         "the Seller at any time is neither a FANNIE MAE or FHLMC approved servicer, and the Master Servicer has not terminated the rights and obligations of the Seller under this Agreement and replaced the Seller with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval."

         (b) Replacing the language following Subsection 9.01(ix) in its entirety with the following:

                           Upon receipt by the Seller of such written notice,
                  all authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor Seller appointed by the Lehman Brothers Holdings and the Master Servicer. Upon written request from the Seller, the Seller shall prepare, execute and deliver to the successor entity designated by the Seller any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Seller's sole expense. The Seller shall cooperate with Lehman Brothers Holdings and the Master Servicer and such successor in effecting the termination of the Seller's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

22.      The parties hereto acknowledge that the word "Purchaser" in Section
         9.02 (Waiver of Defaults) shall refer to the "Master Servicer with the prior consent of the Trustee."

23. Section 10.01 (Termination) is hereby amended in its entirety with the following:

                           This Agreement shall terminate: (i) upon the later of
                  (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Trust Fund (or advances by the Seller for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder,
                  (ii) upon mutual consent of the Seller, Lehman Brothers Holdings and the Master Servicer in writing, (iii) at the sole option of the Lehman Brothers Holdings, without cause, upon 30 days written notice or (iv) in accordance with this Agreement with cause. Any such notice of termination shall be in writing and delivered to the Seller by registered mail to the address set forth at the beginning of this Agreement. The Master Servicer, the Trustee and the Seller shall comply with the termination procedures set forth in Article X.

                           In connection with any such termination referred to
                  in clause (ii) or (iii) above, Lehman Brothers Holdings will be responsible for reimbursing the Seller for all unreimbursed out-of-pocket Servicing Advances within 15 Business Days following the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing.

24. Section 12.01 (Successor to the Seller) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the Seller's
                  responsibilities and duties under this Agreement pursuant to Sections 4.13, 8.04, 9.01, 10.01 or 10.02 (ii), the Master
                  Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement and (iii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller under this Agreement with the termination of the Seller's responsibilities, duties and liabilities under this Agreement. Any successor to the Seller that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Holdings, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Bank, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Seller under this Agreement. In the event that the Seller's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Seller pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Seller of the representations and warranties made pursuant to Section 3.01. Such representations and warranties shall be applicable to the Seller notwithstanding any such resignation or termination of the Seller, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days of the appointment of a successor entity, the Seller shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Seller shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Seller's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Seller and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Seller under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Seller or termination of this Agreement pursuant to Sections 10.01 or
                  10.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Seller arising out of the Seller's actions or failure to act prior to any such termination or resignation.

                           Within three (3) Business Days of the appointment of
                  a successor servicer, the Seller shall deliver to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan Documents and related documents and statements held by it hereunder and the Seller shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller.

                           Upon a successor's acceptance of appointment as such,
                  the Seller shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, if
                  the Servicer is terminated for cause hereunder, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Seller or resignation of the Seller or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Seller hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Seller from its own funds without reimbursement. Any such costs and expenses not borne by the Servicer hereunder shall be borne by the Trust Fund.

25. A new Section 12.20 is hereby added to read as follows:

                  Section 12.20 Intended Third Party Beneficiaries.

                           Notwithstanding any provision herein to the contrary,
                  the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Seller shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Seller shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                    EXHIBIT B

                          Sale and Servicing Agreement


                                See Exhibit 99.12

                                    EXHIBIT C

                             Mortgage Loan Schedule



                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                              Officer's Certificate


Structured Asset Securities Corporation
c/o Aurora Loan Services, Inc.
2530 South Parker Road, Suite 601T
Aurora, Colorado 80014

Aurora Loan Services, Inc.
2530 South Parker Road, Suite 601T
Aurora, Colorado 80014

Re: Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-12H

Reference is made to the Reconstituted Servicing Agreement, dated as of May 1, 2004 (the "Agreement"), by and among Lehman Brothers Holdings Inc., as seller, and Chase Manhattan Mortgage Corporation, as servicer (the "Servicer"). The Servicer hereby certifies to Aurora Loan Services, Inc. (the "Master Servicer") and Structured Asset Securities Corporation (the "Depositor"), and their respective officers, directors and affiliates, that:

         1. Based on our knowledge, the information prepared by the Servicer and relating to the mortgage loans serviced by the Servicer and provided by the Servicer to the Master Servicer in its reports to the Master Servicer is accurate and complete in all material respects as of the last day of the period covered by such report;

         2. Based on our knowledge, the servicing information required to be provided to the Master Servicer by the Servicer pursuant to the Agreement has been provided to the Master Servicer;

         3. Based upon the review required under the Agreement, and except as disclosed in its reports, the Servicer as of the last day of the period covered by such reports has fulfilled its obligations under the Agreement; and

         4. The Servicer has disclosed to its independent auditor, who issues the independent auditor's report on the Uniform Single Attestation Program for Mortgage Bankers for the Servicer, any significant deficiencies relating to the Servicer's compliance with minimum servicing standards.

                                                      CHASE MANHATTAN MORTGAGE
                                                        CORPORATION, as Servicer

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                    EXHIBIT E

                       Assignment and Assumption Agreement

                             [INTENTIONALLY OMITTED]

                                       E-1